UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 13, 2009 (January 9, 2009)

Introgen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21291 (Commission File Number)	74-2704230 (IRS Employer Identification No.)
301 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)
(512) 708-9310
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On January 9, 2009, James E. Rothman, Ph.D. resigned from the Board of Directors of Introgen Therapeutics, Inc. (“Introgen”) and its subsidiary, Introgen Technical Services, Inc. (“ITS”). In his letter of resignation, Dr. Rothman has stated that he had no disagreements with Introgen or ITS nor their respective boards of directors or management. A copy of the resignation letter is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits.
99.1	Resignation Letter dated January 9, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTROGEN THERAPEUTICS, INC.
By:	/s/ J. David Enloe, Jr.
J. David Enloe, Jr., Chief Executive Officer and President
Date: January 13, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Resignation Letter dated January 9, 2009.